UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2010

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-34691 (commission file number)	55-0886410 (I.R.S. Employer Identification No.)

200 Clarendon Street, Floor 25 Boston, MA (Address of principal executive offices)	02116 (Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Change in Registrant’s Certifying Accountant

Since the time of Atlantic Power Corporation’s (the “Company”) initial public offering on the Toronto Stock Exchange in 2004, the Canadian firm of KPMG LLP, Chartered Accountants (“KPMG Canada”) has served as the Company’s independent public accounting firm.  In April 2010, the Company filed an initial registration statement on Form 10 with the United States Securities and Exchange Commission. The registration statement was declared effective on July 21, 2010 and the Company’s common shares began trading on the New York Stock Exchange on July 23, 2010. Beginning with the first quarter of 2010, the Company commenced reporting under United States generally accepted accounting principles (“GAAP”) , rather than Canadian GAAP as in prior periods.

In connection with these events, on August 4, 2010, the audit committee of the Company’s Board of Directors authorized the appointment of the United States firm of KPMG LLP (“KPMG US”) as the Company’s independent registered public accounting firm for the fiscal year 2010 year-end audit.  KPMG Canada’s tenure as the Company’s independent public accounting firm will lapse at the conclusion of the fiscal year 2010 second quarter review.

The audit report of KPMG Canada on the consolidated financial statements of the Company prepared in accordance with United States GAAP as of and for the years ended December 31, 2009 and 2008, as included in the Company’s registration statement on Form 10 filed with the Securities and Exchange Commission on July 21, 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report indicated that, as discussed in note 2 to the consolidated financial statements, (i) on January 1, 2009, the Company adopted FASB’s ASC 805 Business Combinations, (ii) on January 1, 2008, the Company changed its method of accounting for fair value measurements in accordance with FASB ASC 820 Fair Value Measurements, and (iii) on January 1, 2007, the Company changed its method of accounting for income tax uncertainties in accordance with guidance provided in FASB ASC 740 Income Taxes.

During the fiscal years ended December 31, 2009 and 2008, and in the interim period from January 1, 2010 through August 4, 2010, there were no disagreements between the Company and KPMG Canada on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Canada, would have caused it to make reference thereto in connection with their report.  Additionally, during this time frame there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG Canada with a copy of the foregoing disclosure.  The Company has requested and received a latter from KPMG Canada, addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements.  A copy of the letter, dated August 10, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2009 and 2008 and for the period beginning January 1, 2010 and ending August 4, 2010, neither the Company nor anyone acting on its behalf consulted KPMG US with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG US to the Company that KPMG US concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
16.1	Letter from KPMG LLP, Chartered Accountants, to the Securities and Exchange Commission, dated August 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: August 10, 2010	By:	/s/ PATRICK J. WELCH
Name: Patrick J. Welch
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter from KPMG LLP, Chartered Accountants, to the Securities and Exchange Commission, dated August 10, 2010